UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 21, 2006

            DSLA Mortgage Loan Trust 2006-AR1

(Issuing Entity)

         Greenwich Capital Acceptance, Inc.

(Exact Name of Depositor as Specified in its Charter)

         Greenwich Capital Financial Products, Inc.

(Exact Name of Sponsor as Specified in its Charter)

         Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127352	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

The Registrant registered issuances of its DSLA Mortgage Loan Trust 2006-AR1 Mortgage Loan Pass-Through Certificates, Series 2006-AR1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127352) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $985,487,000  aggregate principal amount of Class 1A-1A, Class 1A-1B, Class 2A-1A, Class 2A-1B, Class 2A-1C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates of its DSLA Mortgage Loan Trust 2006-AR1 Mortgage Loan Pass-Through Certificates, Series 2006-AR1 on March 30, 2006.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Original Pooling and Servicing Agreement”), dated as of March 1, 2006, among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services, Inc., as Credit Risk Manager, and Deutsche Bank National Trust Company, as Trustee and Custodian.  The Original Pooling and Servicing Agreement was previously filed on a Current Report on Form 8-K on April 14, 2006.  The Amended and Restated Pooling and Servicing Agreement, dated and effective as of May 1 (the “Amended Pooling and Servicing Agreement”), is attached hereto as Exhibit 4.1.  The Amended and Restated Pooling and Servicing Agreement is intended to, among other things, eliminate the Class ES Certificates.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Amended Pooling and Servicing Agreement.

Attached hereto as Exhibit 99.1 is the Amended and Restated Reconstitution Agreement  dated as of May 1, 2006 among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Downey Savings and Loan Association F.A., as Servicer and acknowledged by Wells Fargo Bank, N.A., as Master Servicer and Deutsche Bank National Trust Company, as Trustee.  The Reconstitution Agreement was previously filed on a Current Report on Form 8-K on April 14, 2006.  The Amended and Restated Pooling and Servicing Agreement is intended to, among other things, amend certain provisions relating to the elimination of the Class ES Certificates.

Attached hereto as Exhibit 99.2 is the Amended and Restated Reconstitution Agreement dated as of May 1, 2006 among Greenwich Capital Financial Products, Inc., Greenwich Capital Acceptance, Inc. and Downey Savings and Loan Association F.A., as Servicer and acknowledged by Wells Fargo Bank, N.A., as Master Servicer and Deutsche Bank National Trust Company, as Trustee.  The Reconstitution Agreement was previously filed on a Current Report on Form 8-K on April 14, 2006.  The Amended and Restated Pooling and Servicing Agreement is intended to, among other things, amend certain provisions relating to the elimination of the Class ES Certificates.

Item 9.01.

Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Amended and Restated Pooling and Servicing Agreement dated as of May 1, 2006 among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services, Inc., as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee and Custodian.

99.1

Amended and Restated Reconstitution Agreement dated as of May 1, 2006, is by and between Greenwich Capital Financial Products, Inc. and Downey Savings and Loan Association, F.A., as servicer and acknowledged by Wells Fargo Bank, N.A., as master servicer and Deutsche Bank National Trust Company as trustee.

99.2

Amended and Restated Reconstitution Agreement dated as of May 1, 2006, is by and between Greenwich Capital Financial Products, Inc. and Downey Savings and Loan Association, F.A., as servicer and acknowledged by Wells Fargo Bank, N.A., as master servicer and Deutsche Bank National Trust Company as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By:_/s/Shakti Radhakishun___________
Name:  Shakti Radhakishun
Title: Senior Vice President

Dated:  June 21, 2006

EXHIBIT INDEX

Exhibit No.

Description

4.1

Amended and Restated Pooling and Servicing Agreement dated as of May 1, 2006 among Greenwich Capital Acceptance, Inc., as Depositor, Greenwich Capital Financial Products, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Clayton Fixed Income Services, Inc., as Credit Risk Manager and Deutsche Bank National Trust Company, as Trustee and Custodian.

99.1

Amended and Restated Reconstitution Agreement dated as of May 1, 2006, is by and between Greenwich Capital Financial Products, Inc. and Downey Savings and Loan Association, F.A., as servicer and acknowledged by Wells Fargo Bank, N.A., as master servicer and Deutsche Bank National Trust Company as trustee.

99.2

Amended and Restated Reconstitution Agreement dated as of May 1, 2006, is by and between Greenwich Capital Financial Products, Inc. and Downey Savings and Loan Association, F.A., as servicer and acknowledged by Wells Fargo Bank, N.A., as master servicer and Deutsche Bank National Trust Company as trustee.